Theodore Liftman Insurance, Inc.
             Industrial Insurance

             104 Federal Street, 2nd Floor
             Boston MA. 02440
             Tel 617-439-9595  Sax 612-439-4099

     Valley Forge Fund
     Mr. Bernard Klawans
     1375 Anthony Wayne Drive                                 INVOICE
     Wayne PA. 19087                              Client   Valley Forge Fund
                                                                         3679
                                                  Date     08/28/08
                                                  ________________
                                                  Client   Theodore Liftman
                                                  Service  Mark Liftman
                                                  _________________
                                                  Page     1 of 1


                                                       PAYMENT INFORMATION
                                                  Invoice Summary     $1,155.00
                                                  _________________
                                                  Payment Amount
                                                  Payment for    Invoice #35053
                                                  6214326

      Please Detach and Return with Your Payment                      Thank You

Client  Valley Forge Fund



Invoice   Effective   Transaction               Description              Amount
_______________________________________________________________________________
                                   Policy #6214326 10/24/08 10/24/09  1,155.00
                                   National Union Fire Ins. Co.
 31113   10/24/2008  Renew Police  Mutual Fund Bond - Renew Policy



                                                                       TOTAL

                                                                     1,155.00

                                                                     Thank You


THEODORE LIFTMAN INSURANCE , INC.                         DATE
617-439-9595                                          08/28/2008